UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 22463

Ironwood Multi-Strategy Fund LLC

   (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Registrant’s annual report transmitted to unit holders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is as follows:

FINANCIAL STATEMENTS

Ironwood Multi-Strategy Fund LLC
Year Ended April 30, 2015
With Report of Independent Registered Public Accounting Firm

Ironwood Multi-Strategy Fund LLC
Financial Statements
Year Ended April 30, 2015

Supplemental Information (unaudited)

Audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Members of
Ironwood Multi-Strategy Fund LLC

We have audited the accompanying statement of assets and liabilities of Ironwood Multi-Strategy Fund LLC (the “Fund”) as of April 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ironwood Multi-Strategy Fund LLC at April 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

 June 23, 2015

A member firm of Ernst & Young Global Limited

1

Ironwood Multi-Strategy Fund LLC
Statement of Assets and Liabilities
April 30, 2015

Assets
Cash	$2,250
Investment in Ironwood Institutional Multi-Strategy Fund LLC, at fair value (cost $972,979,813)	1,001,927,828
Advance subscriptions to Ironwood Institutional Multi-Strategy Fund LLC	22,227,521
Redemptions receivable from Ironwood Institutional Multi-Strategy Fund LLC	596,426
Total assets	1,024,754,025

Liabilities
Subscriptions received in advance	22,099,305
Payable to Adviser	1,429,147
Redemptions payable	596,426
Accrued expenses	28,838
Other liabilities	150,000
Total liabilities	24,303,716

Net assets	$1,000,450,309

Net assets consist of:
Paid-in capital	973,538,931
Accumulated net investment loss	(2,648,857)
Accumulated undistributed net realized gain from investments	612,220
Net unrealized appreciation on investments	28,948,015
Net assets	$1,000,450,309

Net asset value per unit
890,386.06 units issued and outstanding, no par value	$1,123.61

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

2

Ironwood Multi-Strategy Fund LLC
Statement of Operations
Year Ended April 30, 2015

Investment income
Dividend income from Ironwood Institutional Multi-Strategy Fund LLC	$28,315,641
Other income	12,262
Total investment income	28,327,903

Expenses
Account servicing fees	6,362,133
Filing fees	300,007
Administration fees	62,539
Professional fees	123,325
Directors’ fees	50,000
Other	116,607
Total expenses	7,014,611

Expenses waived and/or reimbursed by Adviser	(407,049)
Net expenses	6,607,562

Net investment income	21,720,341

Realized and unrealized gain from investment in Ironwood Institutional Multi-Strategy Fund LLC
Net realized gain on investment in Ironwood Institutional Multi-Strategy Fund LLC	1,253,704
Net change in unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	14,479,074
Net realized and unrealized gain from investment in Ironwood Institutional Multi-Strategy Fund LLC	15,732,778
Net increase in net assets resulting from operations	$37,453,119

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

3

Ironwood Multi-Strategy Fund LLC
Statements of Changes in Net Assets

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment income	$21,720,341	$19,956,408
Net realized gain on investment in Ironwood Institutional Multi-Strategy Fund LLC	1,253,704	164,844
Net change in unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	14,497,074	7,377,935
Net increase in net assets resulting from operations	37,453,119	27,499,187

Distributions to Members
Distributions from net investment income	(23,026,583)	(21,028,454)
Distributions from net realized gains	(647,115)	(70,886)
Decrease in net assets from distributions to Members	(23,673,698)	(21,099,340)

Member transactions
Subscriptions (representing 330,360.40 and 373,179.02 units, respectively)	368,321,464	409,539,606
Reinvestment of distributions (representing 20,250.43 and 18,424.02 units, respectively)	22,241,148	19,775,016
Redemptions (representing 12,407.90 and 2,977.37 units, respectively)	(13,794,818)	(3,242,884)
Net increase in net assets from Member transactions	376,767,794	426,071,738

Net increase in net assets	390,547,215	432,471,585
Net assets at beginning of year	609,903,094	177,431,509
Net assets at end of year	$1,000,450,309	$609,903,094

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

4

Ironwood Multi-Strategy Fund LLC
Statement of Cash Flows
Year Ended April 30, 2015

Operating activities
Net increase in net assets resulting from operations	$37,453,119
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investment in Ironwood Institutional Multi-Strategy Fund LLC	(1,253,704)
Net change in unrealized appreciation on investment in Ironwood Institutional Multi-Strategy Fund LLC	(14,479,074)
Purchases of investments in Ironwood Institutional Multi-Strategy Fund LLC	(389,752,934)
Proceeds from sales of investments in Ironwood Institutional Multi-Strategy Fund LLC	13,782,556
Decrease in advance subscriptions to Ironwood Institutional Multi-Strategy Fund LLC	17,208,439
Increase in redemptions receivable from Ironwood Institutional Multi-Strategy Fund LLC	(447,662)
Decrease in other assets	23,963
Increase in payable to Adviser	1,197,857
Decrease in accrued expenses	(9,587)
Increase in other liabilities	150,000
Net cash used in operating activities	(336,127,027)

Financing activities
Subscriptions received	350,908,983
Redemptions paid	(13,347,156)
Distributions paid	(1,432,550)
Net cash provided by financing activities	336,129,277

Net change in cash	2,250
Cash at beginning of year	-
Cash at end of year	$2,250

Supplemental disclosure of cash flow information
Non-cash reinvestment of distributions	$22,241,148

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

5

Ironwood Multi-Strategy Fund LLC
Financial Highlights

	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Period from January 1, 2011* to April 30, 2011

For a unit outstanding throughout the period:
Net asset value, beginning of period	$1,104.53	$1,084.83	$1,040.97	$1,043.42	$1,000.00
Net investment income (loss)(a)	29.20	60.84	33.60	7.07	(1.20)
Net realized and unrealized gain on investment in Ironwood Institutional Multi-Strategy Fund LLC	21.15	22.99	62.09	0.18	44.62
Net increase in net assets resulting from operations	50.35	83.83	95.69	7.25	43.42
Distributions paid from:
Net investment income	(30.41)	(63.92)	(51.83)	(9.70)	-
Net realized gains	(0.86)	(0.21)	-	-	-
Total distributions	(31.27)	(64.13)	(51.83)	(9.70)	-
Net asset value, end of year	$1,123.61	$1,104.53	$1,084.83	$1,040.97	$1,043.42
Total return(b)	4.62%	7.90%	9.50%	0.74%	4.34%
Ratio of total expenses to average net assets before expense waivers and reimbursements(c)	0.84%	1.02%	1.32%	2.29%	0.35%
Ratio of total expenses to average net assets after expense waivers and reimbursements(c)	0.79%	0.75%	0.76%	0.36%	0.35%
Ratio of net investment income (loss) to average net assets(c)	2.61%	5.16%	3.52%	0.98%	(0.35%)
Ratio of total expenses to average net assets after expense waivers and reimbursements of Ironwood Institutional Multi-Strategy Fund LLC	1.57%	1.56%	1.59%	2.07%	1.98%
Net assets, end of year (in thousands )	$1,000,450	$609,903	$177,432	$42,326	$104

(a)  Calculated based on the average units outstanding methodology.

(b) Total return assumes a subscription of a unit in the Fund at the beginning of the period and a repurchase of the unit on the last day of the period, and assumes re-investment of all distributions during the period.

(c) Ratios do not reflect the Fund’s proportionate share of the income and expenses of Ironwood Institutional Multi-Strategy Fund LLC.

* Commencement of operations

The above ratios and total return have been calculated for the Members taken as a whole. Ratios for periods less than a year have been annualized.  The total returns for periods less than a year have not been annualized.  An individual Member's return and ratios may vary from these returns and ratios due to the timing of unit transactions.

See accompanying notes and attached consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

6

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements
Year Ended April 30, 2015

1. Organization

Ironwood Multi-Strategy Fund LLC (the “Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010 and commenced operations on January 1, 2011. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, non-diversified management investment company.  The Fund is also registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund currently complies, and intends to continue to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by investing substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”).

Ironwood Capital Management serves as the Fund's investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund's Board of Directors (the “Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser is also registered as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program, management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund is a feeder fund in a master-feeder structure whereby the Fund invests substantially all of its assets in the Master Fund. The Master Fund has the same investment objective as the Fund. As of April 30, 2015, the Fund’s investment in the Master Fund represented 61.02% of the Master Fund’s net assets. The consolidated financial statements of the Master Fund, including the consolidated schedule of investments, are attached to this report and should be read with the Fund’s financial statements.

Units of the Fund are issued to eligible investors (referred to as “Members”). The minimum initial investment is $50,000, subject to waiver by the Adviser to an amount not less than $25,000. The minimum subsequent investment is $10,000, subject to waiver by the Adviser. Members may purchase their units only through a selling agent or directly from the Fund, generally as of the first business day of the month.

The Board, in its sole and absolute discretion, may authorize the Fund to make a tender offer to repurchase Members’ units (an “Offer”). An Offer to repurchase Members’ units will only be made to Members at the same time as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including the Fund. In determining whether the Fund should make an Offer to repurchase units from Members, the Board will consider, among other things, the

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

7

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

1. Organization (continued)

recommendation of the Adviser. Each Offer will generally apply to up to 10% of the net assets of the Fund.  The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase units from Members semi-annually on June 30 and December 31. A 5% early repurchase fee is charged on repurchased units that have been held less than one year, payable to the Fund.  The Board, in its sole discretion, may waive the imposition of the early repurchase fee.

The Fund utilizes State Street Bank and Trust Company (the “Administrator”) as its independent administrator.

2. Significant Accounting Policies

Basis of Presentation

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).  Such policies are consistently followed by the Fund in the preparation of its financial statements. The financial statements are expressed in U.S. dollars.

The Fund is an investment company. As such, these financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of these financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Net Asset Value Determination

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as determined pursuant to policies established by the Board.

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s units held in the Master Fund valued at their per unit net asset value. Valuation of investment funds and other investments held by the Master Fund is discussed in the notes to the Master Fund’s consolidated financial statements. The performance of the Fund is directly

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

8

Ironwood Multi-Strategy Fund LLC
Supplemental Information (unaudited)

2. Significant Accounting Policies (continued)

Investment in the Master Fund (continued)

affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Cash

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insurable limits. The Adviser monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties. The Fund generally holds cash accounts with an affiliate of the Fund’s Administrator.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains (losses) are recorded monthly. The change in the Master Fund’s net asset value is included in net change in unrealized appreciation (depreciation) on investment in Ironwood Institutional Multi-Strategy Fund LLC on the statement of operations. Realized gain (loss) from investment in the Master Fund is calculated using the specific identification methodology.

Income dividends and capital gains distributions received by the Fund from the Master Fund are automatically reinvested in additional units of the Master Fund, to the extent that the Fund’s investors have elected to reinvest dividends in accordance with the Fund’s dividend reinvestment plan.

Income Taxes

The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the Code applicable to Regulated Investment Companies (“RICs”) and distributes substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of April 30, 2015. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax in interest expense and penalties in other expenses on the statement of operations. Generally, tax authorities can examine all tax returns filed for the last three years.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

9

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

The Fund’s tax year-end is December 31. Effective January 1, 2015, the Fund elected to change its tax year-end to April 30 to align with its fiscal year-end.

As of April 30, 2015, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$972,979,813

Gross tax unrealized appreciation	$28,948,015
Gross tax unrealized depreciation	–
Net tax unrealized appreciation on investments	$28,948,015

There were no reclassifications among the Fund’s components of net assets as of April 30, 2015.

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the tax years ended December 31, 2013 and December 31, 2014 were as follows:

	December 31, 2013	December 31, 2014

Ordinary income	$20,939,379	$23,026,583
Long-term capital gain	$159,961	$647,115

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,740
Undistributed long-term capital gains	$612,220
Qualified late-year losses	$(2,650,597)
Unrealized appreciation	$28,948,015

As of April 30, 2015, the Fund did not have any available unused short-term capital losses or unused long-term capital losses for federal income tax purposes.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

10

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Dividend Reinvestment Plan

Each Member will have all income distributions and capital gains distributions automatically reinvested in additional units unless such Member specifically elects to receive all income distributions and capital gain distributions in cash.

3. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the statement of assets and liabilities.

The units of account that are valued by the Fund are its units in the Master Fund and not the underlying holdings of the Master Fund. Thus, the inputs used by the Fund to value its investment in the Master Fund may differ from the inputs used to value the underlying holdings of the Master Fund.

4. Account Servicing Fee, Related Party Transactions, and Other Expenses

Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Fund’s units. The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that agree to participate in the distribution of the Fund’s units. Investments may be subject to a sales charge (a “Sales Charge”) of up to 3.00%.  The Sales Charge is in addition to the subscription price for units and does not form a part of an investor’s investment in the Fund. Generally, the Sales Charge relating to units is paid directly to the Selling Agent that assisted in the placement of such units.  In certain cases, the Sales Charge may be remitted to the Fund.  In those situations, the Fund remits the Sales Charge to the Distributor, which in turn forwards the Sales Charge to the Selling Agent.

The Fund pays to the Adviser an account servicing fee (the “Account Servicing Fee”). The Account Servicing Fee will accrue monthly at a rate equal to 0.0625% (0.75% on an annualized basis) of the Fund’s net asset value as of the close of business on the last calendar day of each month, before adjustments for any repurchases effective on that day. The Account Servicing Fee is payable in arrears as of the last calendar day of the applicable quarter. The Adviser may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to units to a Selling Agent that assisted in the servicing of accounts. For the year ended April 30, 2015, the Fund incurred Account Servicing Fees of $6,362,133, of which $1,836,196 was payable to the Adviser as of April 30, 2015.

The Fund incurs all ongoing ordinary administrative and operational costs of the Fund including (but not limited to) legal costs, accounting costs, fees paid to the Administrator,

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

11

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

4. Account Servicing Fee, Related Party Transactions, and Other Expenses (continued)

filing fees, taxes, and any extraordinary operating expenses. The Fund also incurs certain expenses indirectly via its investment in the Master Fund.  Such indirect expenses are included in the net change in unrealized appreciation (depreciation) on investment in Ironwood Institutional Multi-Strategy Fund LLC on the statement of operations.

The Adviser has entered into an agreement (the “Expense Limitation Agreement”) with the Fund and the Master Fund whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s and Master Fund’s monthly expenses (excluding taxes, brokerage commissions, interest expense and commitment fees incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, the advisory fee paid by the Master Fund, and the Account Servicing Fee paid by the Fund) to the extent necessary to ensure that the monthly expenses of the Fund will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the prospectus that was in effect at the time of the original waiver.

Expenses in excess of the Expense Limitation, as waived and/or reimbursed by the Adviser for the year ended April 30, 2015, were $407,049. As of April 30, 2015, this amount was due from the Adviser under the Expense Limitation Agreement and was offset against the Account Servicing Fees payable to the Adviser of $1,836,196.  The net amount of $1,429,147 is included in Payable to Adviser on the statement of assets and liabilities as of April 30, 2015.

As of April 30, 2015, the amount subject to potential future reimbursement to the Adviser is $2,073,110.  Such potential future reimbursements will expire as follows:

April 30, 2016	$462,144
April 30, 2017	1,019,900
April 30, 2018	591,066
Total	$2,073,110

Prior year expenses in excess of the Expense Limitation of $238,813 expired during the year ended April 30, 2015 and are not subject to future recoupment.

Compensation to the Board for the year ended April 30, 2015 was $50,000.

As of April 30, 2015, an interested director of the Fund held 0.01% of the units of the Fund.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

12

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)

5. Subsequent Events

The Adviser has performed a subsequent events review and determined that there were no subsequent events which would have a significant impact on the Fund’s financial position or results of operations that need to be disclosed.

See attached audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC.

13

Ironwood Multi-Strategy Fund LLC
Supplemental Information (unaudited)

Fund Management

The Fund's officers are appointed by the Board of Directors and oversee the management of the day-to-day operations of the Fund under the supervision of the Board of Directors. One of the Directors and all of the officers of the Fund are officers or employees of Ironwood Capital Management (the “Adviser” or “Ironwood”). The other Directors are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Directors

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships

Independent Directors
Richard W. Meadows Age: 65	Independent Director	Term – indefinite Length – Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	-
M. Kelley Price Age: 65	Independent Director	Term – indefinite Length – Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	-
Interested Director*
Jonathan Gans Age: 43	Chief Executive Officer/President, Director, Chairman of the Board	Term – indefinite Length – Since inception	Chief Executive Officer and President of Ironwood	2	-
* Mr. Gans is deemed to be an “interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

14

Ironwood Multi-Strategy Fund LLC
Supplemental Information (unaudited) (continued)

Officers

Set forth below is the name, age, position with the Fund, length of term of office, and the principal occupation for the last five years, as of April 30, 2015. The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans Age: 43	Chief Executive Officer/President	Term –indefinite Length – Since inception	Chief Executive Officer and President of Ironwood Capital Management
Alison Sanger Age: 43	Chief Compliance Officer	Term –indefinite Length –Since inception	Chief Operating Officer/ Chief Compliance Officer of Ironwood Capital Management
Laurie Chatoff Age: 47	Secretary	Term –indefinite Length – since 3/15/2013	Chief Financial Officer of Ironwood Capital Management as of 10/3/2011 Previous: Consultant to alternative investment clients
Martha Boero Age: 32	Treasurer	Term –indefinite Length – since 3/15/2013	Controller of Ironwood Capital Management

15

CONSOLIDATED FINANCIAL STATEMENTS

Ironwood Institutional Multi-Strategy Fund LLC
Year Ended April 30, 2015
With Report of Independent Registered Public Accounting Firm

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Statements
Year Ended April 30, 2015

Contents

Report of Independent Registered Public Accounting Firm	1
Consolidated Statement of Assets and Liabilities	2
Consolidated Schedule of Investments	3
Consolidated Statement of Operations	6
Consolidated Statements of Changes in Net Assets	7
Consolidated Statement of Cash Flows	8
Consolidated Financial Highlights	9
Notes to Consolidated Financial Statements	10

Supplemental Information (unaudited)

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Members of
Ironwood Institutional Multi-Strategy Fund LLC

We have audited the accompanying consolidated statement of assets and liabilities of Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”), including the consolidated schedule of investments, as of April 30, 2015, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of April 30, 2015, by correspondence with the investment managers or administrators of the investment funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Ironwood Institutional Multi-Strategy Fund LLC at April 30, 2015, the consolidated results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

June 23, 2015

A member firm of Ernst & Young Global Limited

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Assets and Liabilities
April 30, 2015

Assets
Cash	$92,172,413
Investments in investment funds, at fair value (cost $1,473,108,091)	1,638,887,582
Advance subscriptions to investment funds	65,000,000
Redemptions receivable from investment funds	19,384,163
Other assets	103,121
Total assets	1,815,547,279

Liabilities
Payable on credit facility	124,638,857
Advance subscriptions from Ironwood Multi-Strategy Fund LLC	22,227,521
Advance subscriptions	16,733,329
Payable to Adviser	5,416,025
Subscriptions payable to investment funds	3,251,057
Redemptions payable to Ironwood Multi-Strategy Fund LLC	596,426
Redemptions payable	560,531
Accrued expenses	150,413
Total liabilities	173,574,159

Net assets	$1,641,973,120

Net assets consist of:
Paid-in capital	$1,586,254,599
Accumulated net investment loss	(109,005,883)
Accumulated net realized loss	(1,055,087)
Net unrealized appreciation on investments	165,779,491
Net assets	$1,641,973,120

Net asset value per unit
1,445,985.52 units issued and outstanding, no par value	$1,135.54

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
April 30, 2015

Description	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (1)	Liquidity (2)

Investment Funds
Relative Value:
Citadel Kensington Global Strategies Fund Ltd.	$129,031,145	$167,509,287	10.20%	6/30/2015	Quarterly (3)
D.E. Shaw Composite International Fund	69,372,762	88,881,931	5.41	6/30/2015	Quarterly (4)
D.E. Shaw Valence International Fund, LP	15,000,000	16,366,160	1.00	6/30/2015	Quarterly (5)
HBK Multi-Strategy Offshore Fund Ltd.	61,834,503	64,246,302	3.91	6/30/2015	Quarterly (6)
Hutchin Hill Capital Offshore Fund, Ltd.	114,593,750	126,415,250	7.70	6/30/2015	Quarterly (6)
KLS Diversified Fund Ltd.	47,800,000	50,410,205	3.07	6/30/2015	Quarterly
Tilden Park Offshore Investment Fund Ltd.	45,500,000	46,356,193	2.82	12/31/2015	Quarterly (6)
Total Relative Value	483,132,160	560,185,328	34.11

Market Neutral and Low Net Equity:
3G Natural Resources Offshore Fund, Ltd.	45,000,000	45,452,907	2.77	6/30/2015	Quarterly
Anchor Bolt Offshore Fund, Ltd.	57,500,000	57,418,706	3.50	6/30/2015	Quarterly
Citadel Global Equities Fund Ltd.	25,237,886	32,953,564	2.01	5/31/2015	Monthly (7)
Darsana Overseas Fund, Ltd.	27,758,901	26,128,322	1.59	6/30/2015	Quarterly (8)
Millennium International, Ltd.	106,572,870	125,317,370	7.63	6/30/2015	Quarterly (6)
Suvretta Offshore Fund, Ltd	65,100,000	80,336,526	4.89	6/30/2015	Quarterly
Total Market Neutral and Low Net Equity	327,169,657	367,607,395	22.39

Event-Driven:
Elliott International Limited	87,825,000	98,083,308	5.97	6/30/2015	Quarterly (9)
HG Vora Special Opportunities Fund, Ltd.	90,500,000	97,000,571	5.91	5/31/2015	Monthly
JMB Capital Partners Offshore, Ltd.	51,000,000	50,168,011	3.06	12/31/2015	Annually
Magnetar Capital Fund II Ltd.	52,554,094	54,052,479	3.29	6/30/2015	Quarterly (6)
Magnetar Equity Opportunities Fund Ltd.	177,625	413,837	0.03	5/31/2015	Monthly
Magnetar Global Event Driven Fund Ltd.	31,845,405	32,461,965	1.98	6/30/2015	Quarterly (6)
Perry Partners International, Inc.*	69,806,812	72,624,168	4.42	6/30/2015	Quarterly (6)
Roystone Capital Offshore Fund Ltd.	55,000,000	65,381,599	3.98	6/30/2015	Quarterly (6)
XPI Holding I Ltd	58,805	53,686	0.00	n/a	Other (10)
Total Event-Driven	438,767,741	470,239,625	28.64

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2015

Description	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (1)	Liquidity (2)

Investment Funds (continued)
Distressed and Credit Securities:
Cerberus International SPV, Ltd	$4,261,878	$6,971,132	0.42%	n/a	Other (10)
Cerberus International, Ltd.**	1,324,365	1,998,795	0.12	n/a	Other (10)
King Street Capital, Ltd.*	7,612	10,097	0.00	n/a	Other (10)
MidOcean Credit Opportunity Offshore Fund, Ltd	4,450,000	5,137,677	0.31	6/30/2015	Quarterly
Monarch Debt Recovery Fund Ltd	71,032,500	75,766,468	4.61	6/30/2015	Annually
Monarch Structured Credit Fund Ltd	363,864	486,428	0.03	n/a	Other (10)
Monarch Structured Credit Fund Ltd Series II	110,165	176,674	0.01	n/a	Other (10)
Monarch Structured Credit Fund Ltd Series IV	818,859	1,040,205	0.06	n/a	Other (10)
Panning Overseas Fund, Ltd.	66,150,000	64,866,738	3.96	6/30/2015	Quarterly (6)
Silver Point Capital Offshore Fund, Ltd.	75,519,290	84,401,020	5.15	6/30/2015	Annually
Total Distressed and Credit Securities:	224,038,533	240,855,234	14.67

Total investments in investment funds	$1,473,108,091	$1,638,887,582	99.81%

Other assets, less liabilities		3,085,538	0.19

Net assets		$1,641,973,120	100.00%

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2015

All investment funds are domiciled in the Cayman Islands except as noted.
* Investment fund is domiciled in the British Virgin Islands.
** Investment fund is domiciled in the Bahamas.

(1)  Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after April 30, 2015 that a redemption from a tranche is available without a redemption fee.

(2)  Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from thirty to ninety days. Lock-up periods range from twelve to twenty four months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.

(3)  Approximately 80% of this investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply. The remaining 20% of this investment is available for redemption every 18 months.

(4)  Subject to a 12.5% quarterly investor level gate.

(5)  Subject to an 8.33% investor level gate. If fund level redemptions are less than 8.33%, the 8.33% investor level gate does not apply.

(6)  Subject to a 25% quarterly investor level gate.

(7)  Subject to a 16.67% monthly investor level gate.

(8)  Subject to a 20% annual investor level gate.

(9)  Approximately 88% of this investment is available for redemption quarterly. The remaining 12% is available for redemption semi-annually, subject to a 25% investor level gate.

(10)  The investment funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Operations
Year Ended April 30, 2015

Investment income
Other income	$9,784

Expenses
Advisory fees	16,501,992
Administration fees	1,029,732
Commitment fees	799,473
Expense limitation recapture	626,576
Professional fees	561,601
Interest expense	522,138
Filing fees	518,783
Custody fees	274,797
Directors’ fees	50,000
Other	258,311
Total expenses	21,143,403

Net investment loss	(21,133,619)

Realized and unrealized gain from investments in investment funds
Net realized gain on redemptions from investments in investment funds	10,431,525
Net change in unrealized appreciation on investments in investment funds	82,025,679
Net realized and unrealized gain on investments in investment funds	92,457,204
Net increase in net assets resulting from operations	$71,323,585

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statements of Changes in Net Assets

	Year Ended April 30, 2015	Year Ended April 30, 2014
Operations
Net investment loss	$(21,133,619)	$(10,451,948)
Net realized gain on redemptions from investments in investment funds	10,431,525	10,468,270
Net change in unrealized appreciation on investments in investment funds	82,025,679	53,697,749
Net increase in net assets resulting from operations	71,323,585	53,714,071

Distributions to Members
Distributions from net investment income	(45,738,839)	(40,351,521)
Decrease in net assets from distributions to Members	(45,738,839)	(40,351,521)

Member transactions
Subscriptions (representing 539,466.68 and 544,865.30 units, respectively)	607,060,716	601,980,071
Reinvestment of distributions (representing 39,288.45 and 35,076.52 units, respectively)	43,463,401	37,847,915
Redemptions (representing 26,491.07 and 33,508.55 units, respectively)	(29,595,423)	(36,674,859)
Net increase in net assets from Member transactions	620,928,694	603,153,127

Net increase in net assets	646,513,440	616,515,677
Net assets at beginning of year	995,459,680	378,944,003
Net assets at end of year	$1,641,973,120	$995,459,680

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Cash Flows
Year Ended April 30, 2015

Operating activities
Net increase in net assets resulting from operations	$71,323,585
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on redemptions from investments in investment funds	(10,431,525)
Net change in unrealized appreciation on investments in investment funds	(82,025,679)
Purchases of investments in investment funds	(692,745,422)
Proceeds from sales of investments in investment funds	116,550,174
Increase in advance subscriptions to investment funds	(18,500,000)
Increase in redemptions receivable from investment funds	(19,035,251)
Increase in other assets	(79,162)
Increase in payable to Adviser	2,274,335
Increase in subscriptions payable to investment funds	3,251,057
Increase in accrued expenses	49,314
Net cash used in operating activities	(629,368,574)

Financing activities
Subscriptions received	583,134,606
Redemptions paid	(30,008,832)
Distributions paid	(2,275,438)
Proceeds from credit facility	1,163,600,000
Repayments of credit facility	(1,113,910,766)
Net cash provided by financing activities	600,539,570

Net change in cash	(28,829,004)
Cash at beginning of year	121,001,417
Cash at end of year	$92,172,413

Supplemental disclosure of cash flow information
Interest paid	$522,138
Non-cash reinvestment of distributions	$43,463,401

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Highlights

	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2012	Period from January 1, 2011* to April 30, 2011

For a unit outstanding throughout the period:
Net asset value, beginning of period	$1,113.84	$1,091.15	$1,044.82	$1,044.62	$1,000.00
Net investment loss(a)	(17.63)	(18.05)	(15.42)	(21.35)	(6.79)
Net realized and unrealized gain from investments in investment funds	77.14	110.84	119.42	32.25	51.41
Net increase in net assets resulting from operations	59.51	92.79	104.00	10.90	44.62
Distributions from:
Net investment income	(37.81)	(70.10)	(57.67)	(10.70)	-
Net asset value, end of period	$1,135.54	$1,113.84	$1,091.15	$1,044.82	$1,044.62
Total return(b)	5.43%	8.71%	10.31%	1.09%	4.46%
Ratio of total expenses to average net assets before expense waivers and reimbursements (c)	1.57%	1.56%	1.71%	2.85%	5.79%
Ratio of total expenses to average net assets after expense waivers and reimbursements (c)	1.57%	1.56%	1.59%	2.07%	1.98%
Ratio of net investment loss to average net assets(d)	(1.57%)	(1.56%)	(1.59%)	(2.07%)	(1.98%)
Portfolio turnover	8.73%	17.74%	8.67%	3.92%	0.43%
Net assets, end of period (in thousands)	$1,641,973	$995,460	$378,944	$110,330	$31,129

(a) Calculated based on the average units outstanding methodology.

(b) Total return assumes a subscription of a unit in the Fund at the beginning of the period and a repurchase of the unit on the last day of the period, and assumes re-investment of all distributions during the period.

(c) Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.

(d) Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.

* Commencement of operations

The above ratios and total return have been calculated for the Members taken as a whole. Ratios for periods less than a year have been annualized.  The total returns for periods less than a year have not been annualized.  An individual Member’s return and ratios may vary from these returns and ratios due to the timing of unit transactions.

See accompanying notes to consolidated financial statements.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements Year Ended April 30, 2015

1.  Organization

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010 and commenced operations on January 1, 2011. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, non-diversified management investment company.  The Fund is also registered under the Securities Act of 1933, as amended (the “1933 Act”). The Fund currently complies, and intends to continue to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund’s investment objective is capital appreciation with limited variability of returns. The Fund attempts to achieve this objective by allocating capital among a number of pooled investment vehicles that are generally organized in non-U.S. jurisdictions and classified as corporations for U.S. federal income tax purposes. Each is managed by an independent investment manager pursuant to various alternative investment strategies, including relative value; market neutral and low net equity; event-driven; and distressed and credit securities.

Ironwood Capital Management serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”).  The Adviser is also registered as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association.  The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund is a master fund in a master-feeder structure whereby a feeder fund invests substantially all of its assets in the Fund. As of April 30, 2015, Ironwood Multi-Strategy Fund LLC, the feeder fund to the Fund, represented 61.02% of the Fund’s net assets. Other investors in the Fund include high net worth individuals, foundations, pensions, and other institutions. Units of the Fund are issued to eligible investors (referred to as “Members”). The minimum initial investment is $50,000, subject to waiver by the Adviser to an amount not less than $25,000. The minimum subsequent investment is $10,000, subject to waiver by the Adviser. Members may purchase their units only through a selling agent or directly from the Fund, generally as of the first business day of the month.

The Board, in its sole and absolute discretion, may authorize the Fund to make a tender offer to repurchase Members’ units (an “Offer”). In determining whether the Fund should make an Offer to repurchase units from Members, the Board will consider, among other things, the recommendation of the Adviser.  Each Offer will generally apply to up to 10% of the net assets of the Fund.  The Adviser expects that it will recommend to the Board that the Fund make an

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

1. Organization (continued)

Offer to repurchase units from Members semi-annually on June 30 and December 31.  A 5% early repurchase fee is charged on repurchased units that have been held less than one year, payable to the Fund.  The Board, in its sole discretion, may waive the imposition of the early repurchase fee.

The Fund utilizes State Street Bank and Trust Company (the “Administrator”) as its independent administrator.

The Bank of New York Mellon (the “Custodian”) serves as custodian for the Fund.

2. Significant Accounting Policies

Basis of Presentation

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).  Such policies are consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements are expressed in U.S. dollars.

The Fund is an investment company. As such, these consolidated financial statements have applied the guidance set forth in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Basis of Consolidation

The consolidated financial statements include the results of the Fund and Ironwood Multi-Strategy Fund Ltd. (the “CFC”), a Cayman Islands controlled foreign corporation which is wholly owned by the Fund. The CFC is primarily used to invest in investment funds which do not allow United States entities to invest directly.  As of April 30, 2015, no investment funds were held by the CFC.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Net Asset Value Determination

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as determined pursuant to policies established by the Board.

Portfolio Valuation

The Board has approved procedures pursuant to which the Fund values its investments in investment funds at fair value in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”). See Note 4 for more information.

Cash

In the normal course of business, the Fund maintains its cash balances in financial institutions, which at times may exceed federally insurable limits. The Adviser monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties. As of April 30, 2015, the Fund holds cash accounts with entities that are affiliated with the Custodian and the Administrator.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in investment funds’ fair values are included in net change in unrealized appreciation (depreciation) on investments in investment funds on the consolidated statement of operations. Realized gain (loss) from investments in investment funds is calculated using the specific identification methodology.

Income Taxes

The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the Code applicable to Regulated Investment Companies (“RICs”) and distributes substantially all of its taxable income to its Members. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of April 30, 2015. If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax in interest expense and penalties in other expenses on the consolidated statement of operations. Generally, tax authorities can examine all tax returns filed for the last three tax years.

The Fund’s tax year end is December 31.  Effective January 1, 2015, the Fund elected to change its tax year-end to April 30 to align with its fiscal year-end.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

The Fund generally invests in investment funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). Certain PFICs provide information regarding the amount of U.S. taxable income and gain. For such PFICs, the Fund has made Qualified Electing Fund (“QEF”) elections for tax purposes.

For other PFICs that do not provide information regarding taxable income and gain, the Fund has made mark-to-market elections which convert any unrealized gain to ordinary taxable income.

Net investment income (loss) and net realized gain (loss) from investments in investment funds may not be treated the same for financial statement and for U.S. tax purposes. Temporary book-tax differences result when the Fund holds an investment in an investment fund, and such temporary book-tax differences generally become permanent upon disposal of the investment fund.

As of April 30, 2015, the aggregate cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$1,621,826,247

Gross tax unrealized appreciation	$24,464,567
Gross tax unrealized depreciation	(7,403,232)
Net tax unrealized appreciation on investments	$17,061,335

Permanent differences, primarily due to the sale of marked-to-market PFICs resulted in the following reclassifications among the Fund’s components of net assets as of April 30, 2015:

Accumulated net investment loss	$17,617,542
Accumulated net realized loss	$(17,617,542)

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

Distributions paid during the tax year ended December 31, 2014 and December 31, 2013 in the amount of $45,738,839 and $40,351,521, respectively, were characterized as ordinary for U.S. tax purposes.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies (continued)

Distribution of Income and Gains (continued)

As of April 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$36,360,421
Undistributed net capital gain	$2,302,350
Accumulated capital losses	$(5,585)
Unrealized appreciation	$17,061,335

As of April 30, 2015, the Fund had available for federal income tax purposes unused short-term capital losses that will not expire of $173 and long-term capital losses that will not expire of $5,412.

Dividend Reinvestment Plan

Each Member will have all income distributions and capital gains distributions automatically reinvested in additional units unless such Member specifically elects to receive all income distributions and capital gain distributions in cash.

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in these investment funds is limited to the value of the Fund’s interest in these investment funds as reported by the Fund.

4. Fair Value of Financial Instruments

The Fund invests in other investment funds and is permitted, as a practical expedient, to estimate the fair value of its investments in other investment funds based on the Fund’s pro-rata interest in the net assets of each investment fund, as such value is supplied by, or on behalf of, the investment fund’s investment manager, generally on a monthly basis. Some values received from, or on behalf of, the investment funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda. The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda. The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Adviser has designed ongoing due diligence processes with respect to investment funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each investment fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such investment fund and to independently determine the fair value of the Fund’s interest in such investment fund.

The Adviser has designated a committee to oversee the valuation process of the Fund’s investments (the “Valuation Committee”).  The Valuation Committee is comprised of senior personnel who are separate from the Fund’s portfolio management team, and is responsible for developing written valuation processes and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies.  The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board supervision. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available.  As of April 30, 2015, no investments were fair valued by the Adviser.

As of April 30, 2015, approximately 0.65% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.  The Adviser cannot estimate the timing of when these investments will be liquidated.

The following is a summary of the investment strategies of the investment funds held by the Fund as of April 30, 2015.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical.  Relative value strategies capture these inefficiencies by

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc.  One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities.  An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.  Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Market neutral and low net equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.  Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase.  Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.  Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

As of April 30, 2015, all of the Fund’s investments in investment funds were valued using the practical expedient. In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update 2015-07, Disclosure for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent) (“ASU 2015-07”), an update to ASC 820. ASU 2015-07 removed the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value using the practical expedient. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 15, 2015, although early adoption is permitted. The Fund elected to early adopt ASU 2015-07 for the year ended April 30, 2015.  As a result of adopting ASU 2015-07, investments in investment funds with a fair value of $1,638,887,582 were excluded from the fair value hierarchy as of April 30, 2015. As ASU 2015-07 provides disclosure guidance only, there was no impact on the financial position or results of operations of the Fund for the year ended April 30, 2015.

5. Investment Transactions

Total purchases of investment funds for the year ended April 30, 2015 were $692,745,422.  Total proceeds from redemptions of investment funds for the year ended April 30, 2015 were $116,550,174.

6. Advance Subscriptions to Investment Funds

Advance subscriptions to investment funds represent amounts transferred prior to month-end to investment funds to be made effective May 1, 2015, pursuant to each investment fund’s operating agreement.

7. Advisory Fee, Related Party Transactions, and Other Expenses

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee of 0.10% (1.20% on an annualized basis) of the Fund’s month end net asset value. The advisory fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last calendar day of each month, before adjustments for any repurchases effective on that day. The advisory fee is payable in arrears as of the last calendar day of the applicable quarter and is in addition to the asset-based management fees and incentive fees or allocations charged by the underlying investment funds and indirectly borne by Members in the Fund. For the year ended April 30, 2015, the Fund incurred advisory fees of $16,501,992, of which $4,789,449 was payable to the Adviser as of April 30, 2015.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

7. Advisory Fee, Related Party Transactions, and Other Expenses (continued)

Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Fund’s units. The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that agree to participate in the distribution of the Fund’s units. Investments may be subject to a sales charge (a “Sales Charge”) of up to 2.00%.  The Sales Charge is in addition to the subscription price for units and does not form a part of an investor’s investment in the Fund.  The Sales Charge relating to units is paid directly to the Selling Agent that assisted in the placement of such units.

The Fund pays all investment expenses, including, but not limited to, brokerage commissions and all other costs of executing transactions, interest expense, commitment fees, custody fees, its share of expenses of the investment funds, including management fees to the investment managers of the investment funds (generally ranging from 0.00% to 3.50% of assets under management) and incentive fees or allocations to such investment managers (generally ranging from 15% to 35% of net profits), and all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, accounting costs, fees paid to the Administrator, fees paid to the regulatory and compliance administrator, filing fees, insurance expense, and taxes. The Fund will also directly pay any extraordinary operating expenses. The Adviser will bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, quote machine rent, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs, and communication expenses.

The Adviser has entered into an agreement with the Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expense and commitment fees incurred in connection with any credit facility, other transaction related expenses, custody fees, any extraordinary expenses of the Fund, any acquired fund fees and expenses, and the advisory fee) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the prospectus that was in effect at the time of the original waiver.

For the year ended April 30, 2015, the Adviser recaptured $626,576 of previously waived expenses under the Expense Limitation. Such amount is included on the consolidated statement of operations as an increase to current year expenses. As of April 30, 2015, the entire amount recaptured was payable to the Adviser.  As of April 30, 2015, all eligible expenses under the Expense Limitation Agreement have been recaptured.  No amounts are subject to potential future reimbursement.

Ironwood Institutional Multi-Strategy Fund LLC Notes to Consolidated Financial Statements (continued)

7. Advisory Fee, Related Party Transactions, and Other Expenses (continued)

Compensation to the Board for the year ended April 30, 2015 was $50,000.

As of April 30, 2015, the Directors, officers, and the Adviser and its employees, directly or indirectly, held units in the Fund as follows:

	Units	Percent of Net Assets

Directors	933.77	0.06%
Officers	130.00	0.01
Adviser and its employees	2,970.90	0.21
Total	4,034.67	0.28%

8. Credit Facility

The Fund maintains a secured credit agreement with an unaffiliated bank for a revolving line of credit (the “Credit Facility”).  Effective June 24, 2014, the maximum availability under the Credit Facility was increased from $75,000,000 to $125,000,000, subject to specific asset-based covenants.  Effective April 20, 2015, the maximum availability under the Credit Facility was increased from $125,000,000 to $150,000,000, subject to specific asset-based covenants.  Borrowings are collateralized in full by certain assets of the Fund and bear interest at an annual rate of LIBOR plus 1.60% (the “Spread”). Prior to April 20, 2015 the Spread was 1.85%.  Interest is accrued daily on any outstanding balance and, if not repaid on the interest accrual date, is automatically added to the principal amount of the loan. The Fund also pays a commitment fee (the “Commitment Fee”) of 0.65% based on the amount by which the maximum availability exceeds the outstanding loan balance.  Prior to April 20, 2015, the Commitment Fee was 0.85%.  Interest expense and Commitment Fees incurred for the year ended April 30, 2015 are included on the consolidated statement of operations.  The contractual maturity of the Credit Facility is April 20, 2018. As of April 30, 2015, the interest rate in effect was approximately 1.88%.  For the year ended April 30, 2015, the average borrowings and average interest rate were $24,761,719 and 2.09%, respectively.

9. Subsequent Events

The Adviser has performed a subsequent events review and determined that there were no subsequent events which would have a significant impact on the Fund’s financial position or results of operations that need to be disclosed.

Ironwood Institutional Multi-Strategy Fund LLC Supplemental Information (unaudited)

Fund Management

The Fund’s officers are appointed by the Board of Directors and oversee the management of the day-to-day operations of the Fund under the supervision of the Board of Directors. One of the Directors and all of the officers of the Fund are officers or employees of Ironwood Capital Management (the “Adviser” or “Ironwood”). The other Directors are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (the “Independent Directors”). A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Directors

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships

Independent Directors
Richard W. Meadows Age: 65	Independent Director	Term – indefinite Length – Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	-
M. Kelley Price Age: 65	Independent Director	Term – indefinite Length – Since inception	Retired since May 2010; prior thereto Executive Vice President of mutual fund administration firm	2	-
Interested Director*
Jonathan Gans Age: 43	Chief Executive Officer/President, Director, Chairman of the Board	Term – indefinite Length – Since inception	Chief Executive Officer and President of Ironwood	2	-
* Mr. Gans is deemed to be an “interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Ironwood Institutional Multi-Strategy Fund LLC Supplemental Information (unaudited)

Officers

Set forth below is the name, age, position with the Fund, length of term of office, and the principal occupation for the last five years, as of April 30, 2015. The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans Age: 43	Chief Executive Officer/President	Term – indefinite Length – Since inception	Chief Executive Officer and President of Ironwood Capital Management
Alison Sanger Age: 43	Chief Compliance Officer	Term – indefinite Length –Since inception	Chief Operating Officer/ Chief Compliance Officer of Ironwood Capital Management
Laurie Chatoff Age: 47	Secretary	Term – indefinite Length – since 3/15/2013	Chief Financial Officer of Ironwood Capital Management as of 10/3/2011 Previous: Consultant to alternative investment clients
Martha Boero Age: 32	Treasurer	Term – indefinite Length – since 3/15/2013	Controller of Ironwood Capital Management

Item 2. Code of Ethics.

(a)
The Fund, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party.

(b)	No items to be disclosed pursuant to this paragraph.

(c)
There have been no amendments, during the period covered by this report, to a provision of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(d)
The Fund has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or third party, that relates to any element of the code of ethics description.

(e)	Not applicable

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Fund’s Board of Directors has determined that M. Kelley Price is qualified to serve as an audit committee financial expert serving on its Audit Committee and that he is “independent” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $50,000 for the fiscal year ended April 30, 2015, and $46,082 for the fiscal year ended April 30, 2014.

Audit-Related Fees

(b)
The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended April 30, 2015, and $0 for the fiscal year ended April 30, 2014.

Tax Fees

(c)
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $12,500 for the fiscal year ended April 30, 2015, and $7,500 for the fiscal year ended April 30, 2014, all of which required pre-approval by the Board’s Audit Committee.

All Other Fees

(d)
The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended April 30, 2015, and $0 for the fiscal year ended April 30, 2014.

(e)
(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which specifies the procedures and conditions under which services may be pre-approved. If the proposed service is not specifically included in the Pre-Approval Policy, it must be pre-approved on a case-by-case basis. The Audit Committee considers whether the proposed services would impair the auditor’s independence and whether the auditor is in the best position to provide the most effective and efficient service. The Audit Committee may delegate pre-approval authority to one or more of its members. A member to whom such authority is delegated must report all approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibility to pre-approve services to be performed by the Fund’s independent auditor.

The following services are considered pre-approved by the Audit Committee for the period ending April 30, 2015: audits of the Fund required by regulatory or statutory bodies; audits of management assertions related to the effectiveness of internal controls over financial reporting as required under the Sarbanes-Oxley Act; services associated with SEC registration statements, periodic reports and other documents filed with the SEC; consultation on accounting or disclosure treatment of transactions or events; assistance in dealing with and responding to the SEC or any other regulatory agency on financial matter; tax compliance, including the preparation of federal, state, local and international tax returns; tax planning and advice.

The Audit Committee must specifically approve audit engagement and estimated tax return preparation fees.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c) (7) (i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0
(c) 100
(d) 0

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $32,500 for the fiscal year ended April 30, 2015, and $107,500 for the fiscal year ended April 30, 2014.

(h)
The Fund’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to unit holders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

The Fund is a feeder fund in a “master-feeder” structure whereby it invests all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund invests in other private investment funds (the “Underlying Funds”).  As such, it is expected that proxies and consent requests received by Ironwood will deal with matters related to the operative terms and business details of such Underlying Funds.  Ironwood is not responsible for, and these procedures are not applicable to, proxies received by Underlying Advisers (related to issuers invested in by the related Underlying Fund).

To the extent that the Master Fund receives notices or proxies from Underlying Funds (or to the extent the Master Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities to Ironwood.  Ironwood will vote proxies and respond to investor consent requests in the best interests of the Master Fund, as applicable, in accordance with Ironwood’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)           Ironwood will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)         election of directors (where there are no related corporate governance issues);

(B)          selection or reappointment of auditors; or

(C)          increasing or reclassification of common stock.

(ii)          Ironwood will generally vote against proposals that:

(A)         make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)         introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Ironwood).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Ironwood shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund.  In doing so, Ironwood will evaluate a number of factors which may include (but are not limited to): (i) the performance of the Underlying Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

The Fund files Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  Once filed, the Fund’s Form N-PX are available: (i) without charge, upon request, by calling the Fund at (415)-777-2400; or (ii) by visiting the SEC’s website (http://www.sec.gov).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager and Description of Role of Portfolio Manager(s)

The following information is as of April 30, 2015.

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund include Jonathan Gans, Frederick Gans, Benjamin Zack, and Simon Hong (the “Portfolio Managers”). The Portfolio Managers each serve on the Fund’s Investment & Risk Committee, which has ultimate authority for determining whether the Fund will invest in (or withdraw from) any particular investment. A unanimous vote of the Investment & Risk Committee is required for the Fund to take action with respect to any particular investment. Below are the names and biographical information of the Portfolio Managers.

Jonathan Gans is the Chief Executive Officer and President of Ironwood.  He is a member of the firm’s Investment & Risk Committee, Management Committee, Valuation Committee, and serves as a Director for Ironwood’s offshore and registered funds.  Jon joined Ironwood in 1996 and is responsible for all aspects of Ironwood’s role as general partner and investment adviser of the Ironwood investment funds.  Prior to joining Ironwood, Jon was employed at St. Claire Capital Management, where he served as General Counsel and Chief Operating Officer.  His prior professional experience also includes positions at the Securities and Exchange Commission Division of Enforcement and Glenwood Financial Group.  Jon is a member of the California State Bar, the California Bar’s Business Law Section, and the American Bar Association.  He earned a B.A. degree, cum laude, from Williams College, and a J.D. from the University of California at Los Angeles School of Law.  Jon is a Trustee of the San Francisco Museum of Modern Art (SFMOMA) and is a chapter member of YPO Golden Gate.

Frederick Gans is the Founder of Ironwood.  He is a member of the firm’s Investment & Risk and Management Committees.  In addition to founding Ironwood, in 1992 Fred also co-founded the predecessor fund to Ironwood’s investment funds.  Fred was previously employed by Bear, Stearns & Co., Inc. in San Francisco as a limited partner, Associate Director and then Managing Director, and as Vice President of Smith Barney and Co., where he serviced institutional and high-net worth individual accounts.  Fred earned a B.A. degree in Mathematics from Case Western Reserve University, Cleveland, Ohio.  He also received an M.S. degree in Statistics from Columbia University’s Graduate School of Business.

Benjamin Zack joined Ironwood in 2004 and is Managing Director.  He is a member of the firm’s Investment & Risk Committee.  Prior to joining Ironwood, Ben worked in the Health Care Investment Banking Group of Deutsche Banc Alex. Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives including mergers and acquisitions, equity and debt issuances, and restructurings.  Ben earned a B.B.A. in Finance from the University of Texas at Austin and a M.B.A. in Finance from the Wharton School at the University of Pennsylvania.

Simon Hong, CAIA joined Ironwood in 2008 and is Director.  He is a member of the firm’s Investment & Risk Committee and Operational Due Diligence Committee.  Simon previously worked in the Investment Banking Division and Global Capital Markets group of Morgan Stanley where he helped advise clients on a wide variety of strategic and financial alternatives.  Simon’s prior experience also includes positions in the Investment Management Division of Morgan Stanley and the Private Client Group of Merrill Lynch. Simon received a B.A. in Business Economics from Brown University.  Simon is a CAIA designee and is a member of the Chartered Alternative Investment Analyst Association.

 (a)(2)(i-iii) Other SEC-Registered Investment Companies Managed as of April 30, 2015

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	1(1)	$1.64 billion	0	$0
Jonathan Gans	1(1)	$1.64 billion	0	$0
Benjamin Zack	1(1)	$1.64 billion	0	$0
Simon Hong	1(1)	$1.64 billion	0	$0
(1)           The other registered investment company managed by this portfolio manager is the Master Fund.

Other Pooled Investment Vehicles Managed as of April 30, 2015

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	2	$1.13 billion	0	$0
Jonathan Gans	2	$1.13 billion	0	$0
Benjamin Zack	2	$1.13 billion	0	$0
Simon Hong	2	$1.13 billion	0	$0

Other Accounts Managed as of April 30, 2015

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Frederick Gans	0	$0	0	$0
Jonathan Gans	0	$0	0	$0
Benjamin Zack	0	$0	0	$0
Simon Hong	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

The following actual and potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Master Fund’s investments:

1)
The Adviser also provides investment advisory services to other investment funds which utilize substantially the same investment strategy as the Fund (the “Other Ironwood Funds”).  The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Other Ironwood Funds.

2)
Preferential Terms.  Ironwood, its affiliates, or accounts other than the Fund managed by Ironwood or its affiliates may invest in Underlying Funds on terms more favorable than those available to the Master Fund.

3)
Allocation of Investments with Underlying Funds Between Funds.  Ironwood is also the investment adviser of the Other Ironwood Funds.  To the extent practicable, Ironwood selects Underlying Funds for investment by the Master Fund that are managed by Underlying Advisers that advise parallel funds (the “Underlying Parallel Funds”) in which the Other Ironwood Funds may have made or may make an investment. In some cases, the Master Fund may invest in the same Underlying Funds as the Other Ironwood Funds. Conflicts of interest may arise with the allocation of investment transactions and opportunities, as well as in the amount or timing of when redemption notices are placed. The Master Fund may be forced to waive voting rights to address regulatory implications that might arise under the 1940 Act. The Master Fund and Ironwood have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Master Fund and Other Ironwood Funds in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

4)
Directors, officers, and employees of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Underlying Fund in which the Master Fund invests.

(a)(3) Portfolio Manager Compensation Structure

The following information is as of April 30, 2015.

Jonathan Gans and Frederick Gans are employees and majority owners of Ironwood. They receive fixed compensation from Ironwood and, as majority owners of Ironwood, receive quarterly shareholder distributions. They do not receive any additional compensation from the Fund for serving as portfolio managers of the Fund. Benjamin Zack is a minority owner of Ironwood and receives quarterly shareholder distributions. Additionally, Mr. Zack and Simon Hong receive a combination of base compensation and discretionary compensation. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite,” which includes results of all private investment vehicles managed by Ironwood, execution of managerial responsibilities, and other qualitative factors. Mr. Zack and Mr. Hong may elect to defer a portion of the discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Zack and Mr. Hong do not receive any additional compensation from the Fund.

(a)(4) Disclosure of Securities Ownership as of April 30, 2015

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of April 30, 2015
Jonathan Gans	$100,001 to $500,000
Frederick Gans	$0
Benjamin Zack	$0
Simon Hong	$0

(b) Not applicable

Item 9. Purchases of equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)) , or this Item.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of  Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ironwood Multi-Strategy Fund LLC

By:

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date:  July 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date:  July 9, 2015

By:

/s/ Martha Boero
Martha Boero, Treasurer
(principal financial officer)

Date:  July 9, 2015